Exhibit 99.2
Global. Connected. Sustainable. 4Q24 FINANCIAL RESULTS February 13, 2025 The meeting place for companies, technologies and data

5,000+ Customers 227,000+ Cross Connects 50+ Metros 300+ Data Centers Capacity Host What You Need, How You Need Coverage Deploy Where You Need Connectivity Connect How You Need to Whom You Need Control Implement and Operate the Way You Need 4Q24 Financial Results 2 Executing on Key Strategic Priorities Positioned for Long-Term Sustainable Growth Note: As of December 31, 2024. Includes investments in unconsolidated entities. Strengthen Our Customer Value Proposition 1 2 3 Innovate & Integrate For Our Customers Diversify and Bolster Capital Sources >$1B Total 2024 Bookings $970M Total 2024 Renewals 9% Total 2024 Cash Releasing Spreads $2B Raised Through Equity and Debt Capital in 4Q >$500M Raised Through JVs and Non-core Asset Dispositions in 4Q

Note: As of December 31, 2024. 3 Offering a Global Data Center Platform Capacity in World’s Major Metros to Meet Growing Customer Demand Global Capacity >3,500 MW buildable IT capacity 644 MW under construction 4Q24 Financial Results 42 MW delivered in 4Q 42 MW new starts in 4Q ~2,700 MW in place IT capacity

4Q24 Financial Results 4 Connected Data Communities Record 0-1MW + Interconnection Bookings and New Logos 166 new logos $76M total 4Q bookings from 0-1 MW + Interconnection 77% of total 4Q bookings from 0-1 MW + Interconnection 4Q24 Results 591 new logos $249M total 2024 bookings from 0-1 MW + Interconnection 22% y/y increase in total bookings from 0-1 MW + Interconnection 2024 Full-Year Results

Note: As of December 31, 2024. 4Q24 Financial Results 5 • 1.5 GW contracted renewable capacity • 100% renewable for European portfolio and North America productized colocation portfolio • 152 sites matched with 100% renewable including New Jersey, Texas, San Francisco, and Sydney markets • Expanded HVO diesel to 20 Global Sites and 15% of our global portfolio by IT capacity More green building certified IT capacity than any other data center provider • ENERGY STAR Partner of the Year; 69% of U.S. operating portfolio ENERGY STAR certified • Top 10 in the U.S. EPA Green Power Partnership • 43% of our irrigation and cooling needs came from non-potable water sources in 2023 Leading the data center industry in green bonds Renewable Energy Leading data center purchaser of renewable energy • 1.2 GW-IT global operating portfolio has a sustainable building certification • 61% of certifications are gold level and above • 191 MW-IT certified in 2024 Green Buildings Resource Efficiency Green Bonds More energy star certifications than any other data center provider • $7.2B in aggregate principal amount of green bonds issued • €850M green bond issued Sep 2024 • Sustainability-linked credit facility refinanced and upsized to $4.5B • Executed first data center industry green bond Leading Data Center Partner for Sustainability Building, Powering, and Operating Better, More Sustainable Data Centers

4Q24 Financial Results 4Q24 Financial Results 6

Note: Totals may not add up due to rounding. Digital Realty revised its reporting categories in 2Q 2020. For prior periods, "0-1 MW" includes Colocation, ">1 MW" includes Turn-Key Flex, "Other" includes Power Base Building and Non-Technical. “Interconnection” is unchanged. 1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. 4Q24 BOOKINGS HISTORICAL BOOKINGS ANNUALIZED GAAP BASE RENT $ in millions 4Q24 Bookings 0-1 MW $61.9 mm 62% of total bookings INTERCONNECTION $14.6 mm 15% of total bookings >1 MW $22.6 mm 23% of total bookings OTHER(1) $0.6 mm >1% of total bookings TOTAL BOOKINGS $99.6 mm 4Q24 Financial Results 7 • Record $76M Bookings in 4Q24 for 0-1MW + IX • Record >$1B Bookings in Full Year 2024 2020 2021 2022 2023 2024 $0 $125 $250 $375 $500

$322M $279M $96M $697M $392M $305M $100M $797M 2025 2026 2027 4Q24 Backlog Note: Totals may not add up due to rounding. 1) Amounts shown represent GAAP annualized base rent from leases signed. 2) Historical backlog adjusted for asset sales and purchases, joint venture contributions and other non-material reconciling items. 3) Amounts shown represent GAAP annualized base rent from leases signed, but not yet commenced, based on estimated future commencement date at time of signing. Actual commencement dates may vary. BACKLOG ROLL-FORWARD (1) $ in millions Digital Realty Backlog, at Share Unconsolidated Joint Venture Backlog, at DLR Share COMMENCEMENT TIMING (3) $ in millions 4Q24 Financial Results 8 $760M $70M $132M $697M $859M $85M $147M $797M 3Q24 Backlog Signed Commenced 4Q24 Backlog (2) • Robust Backlog of $797M • ~50% to Commence in 2025 Strong Backlog Bodes Well for Visibility and Future Growth

Strong Pricing Environment Healthy Renewal Spreads 4Q24 RENEWAL SPREADS 0-1 MW > 1 MW OTHER (1) TOTAL Signed renewals representing $152 million of annualized rental revenue Signed renewals representing $94 million of annualized rental revenue Signed renewals representing $3 million of annualized rental revenue Signed renewals representing $250 million of annualized rental revenue RENTAL RATE CHANGE RENTAL RATE CHANGE RENTAL RATE CHANGE RENTAL RATE CHANGE 5.5% 3.7% GAAP Note: Totals may not add up due to rounding. Rental rate change represents the beginning rental rate on agreements renewed, relative to the ending rental rate at expiration, weighted by net rentable square feet. Signed renewals amounts represent cash annualized rental revenue. 1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. • 9.0% Full Year Cash Renewal Spreads • 5.2% Full Year Cash Renewal Spreads when Excluding Package Deals • Record Breaking Renewal Spreads Driven By >1MW 4.9% CASH GAAP CASH 14.6% 35.8% CASH 40.4% GAAP 4.7% CASH 9.1% GAAP 4Q24 Financial Results 9

Revenue Exposure by Currency Currency Headwinds 1% 6% 23% 5% 1% 51% <1% 2% 5% 2025E $7.05 / Sh 1% SOFR +/- 100bps +0% GBP +/- 10% 2% EUR +/- 10% CORE FFO/SHARE EXPOSURE (2) EXPOSURE BY REVENUE (1) Note: Totals may not add up due to rounding. 1) As of December 31, 2024. Includes Digital Realty’s share of revenue from unconsolidated joint ventures. 2) Core FFO is a non-GAAP financial measure. For a definition of Core FFO and reconciliation to its nearest GAAP equivalent, see the Appendix. 4Q24 Financial Results 10 2% <1% • Local Operations Funded in Local Currencies Act as a Natural Hedge <1% <1% 4Q23 U.S. DOLLAR INDEX 4Q24 ZAR 5% USD EURO GBP SGD AUD 23% 6% 5% 1% OTHER <1% CHF 51% 2% 1% JPY CAD 2% BRL 2% <1% <1% <1% 2% 85 90 95 100 105 110 115 Oct-23 Jan-24 Apr-24 Jul-24 Oct-24 Dec-24 <1%

1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 4Q24 Financial Results 11 Significant De-Levering Capital Raising and Recycling Bolster Liquidity Please see Appendix for calculation of ratios. 1) Net Debt to Adjusted EBITDA is calculated as total debt at balance sheet carrying value (see Appendix), plus capital lease obligations, plus our share of joint venture debt at carrying value, less cash and cash equivalents (including our share of unconsolidated joint venture cash), divided by the product of Adjusted EBITDA (including our share of unconsolidated joint venture EBITDA), multiplied by four. $6 Billion of liquidity at the end of 2024 4.8x Leverage at the end of 2024 ~$670 Million Debt Maturities Remaining in 2025 2.3x Total Reduction in Leverage in 2 Years Net Debt to Adjusted EBITDA(1) 7.1X 4.8X

Matching the Duration of Assets and Liabilities Modest Near-Term Maturities, Well-Laddered Debt Schedule DEBT MATURITY SCHEDULE AS OF DECEMBER 31, 2024 (1)(2) (U.S. $ in billions) Note: As of December 31, 2024. 1) Includes Digital Realty’s pro rata share of unconsolidated joint venture loans and debt securities. 2) Assumes exercise of extension options. 3) Includes impact of cross-currency swaps. DEBT PROFILE 96% Unsecured Unsecured Secured 83% Non-USD Euro USD GBP Other 91% Fixed Fixed Floating 4Q24 Financial Results (3) 12 4.4 YEARS Weighted Avg. Maturity (1)(2) 2.7% Weighted Avg. Coupon (1) $ € $0.0 $1.3 $2.4 $1.9 $3.4 $1.7 $3.6 $1.7 $1.7 $1.1 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 + Unsecured Credit Facilities Unsecured Green Senior Notes - EUR Unsecured Green Senior Notes - CHF Other Unsecured Debt Unsecured Senior Notes - CHF Euro Term Loan Unsecured Senior Notes - GBP Pro Rata Share of JV Debt Secured Mortgage Debt Unsecured Senior Notes - USD Unsecured Senior Notes - EUR USD Term Loan € € R ¥ € ¥ $

2025 Financial Guidance Improving Core Growth 13 Actual 2024 Full Year 2025 Total Revenue $5,554 $5,800 – $5,900 Adjusted EBITDA $2,947 $3,100 – $3,200 Rental Rates on Renewals Leases (Cash) 9.0% 4.0% – 6.0% Year-End Portfolio Occupancy 84.1% +100 – 200 bps Same-Capital Cash NOI Growth 2.6% 3.5% – 4.5% Core FFO per Share $6.71 $7.00 – $7.10 Constant Currency Core FFO per Share $6.72 $7.05 – $7.15 Note: Dollars in millions except Core FFO per Share. The Company does not provide a reconciliation for non-GAAP estimates on a forward-looking basis, as it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and/or amount of various items that would impact net income attributable to common stockholders per diluted share, which is the most directly comparable forward-looking GAAP financial measure. This includes, for example, external growth factors, such as dispositions, and balance sheet items, such as debt issuances, that have not yet occurred, are out of the Company's control and/or cannot be reasonably predicted. For the same reasons, the Company is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. 1) Adjusted EBITDA, Same -Capital NOI, Core FFO Per Share, and Constant-Currency Core FFO per Share are non-GAAP financial measures. For a reconciliation of these measures to their nearest GAAP equivalents, see the Appendix. 2) Presented on a constant currency basis. 4Q24 Financial Results (1) (2)

14 Diversifying and Bolstering Capital Sources Strengthening Customer Value Proposition Innovating and Integrating Positioned for Long-Term Sustainable Growth PlatformDIGITAL® is the Choice for AI, Cloud and Hybrid IT • >$1B in Bookings • ~$250M Bookings from 0-1MW+IX • Renewals Rolled Up 9% • ~600 New Logos • Expanded Portfolio by >200MW • HD Colo 2.0 Supports Densities Up to 150 kW/rack • ServiceFabric Expansion to 38 Metros Globally • Private AI Exchange (AIPx) Developed • Raised nearly $6B in New Debt and Equity Capital • Raised ~$2B from Joint Ventures and Dispositions • Net Debt to Adjusted EBITDA Ratio below target 4Q24 Financial Results Full Year 2024 Accomplishments

Appendix 4Q24 Financial Results 15

Appendix Management Statements on Non-GAAP Measures The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered alternatives to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Funds From Operations (FFO): We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or Nareit, in the Nareit Funds From Operations White Paper - 2018 Restatement. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, provision for impairment, real estate related depreciation and amortization (excluding amortization of deferred financing costs), our share of unconsolidated JV real estate related depreciation & amortization, net income (loss) attributable to non-controlling interests in operating partnership, and reconciling items related to non-controlling interests. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the Nareit definition and, accordingly, our FFO may not be comparable to other REITs’ FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Core Funds from Operations (Core FFO): We present core funds from operations, or Core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate Core FFO by adding to or subtracting from FFO (i) other non-core revenues adjustments, (ii) transaction and integration expenses, (iii) loss on extinguishment and modifications, (iv) gain on / issuance costs associated with redeemed preferred stock, (v) severance, equity acceleration, and legal expenses, (vi) gain/loss on FX and derivatives revaluation, and (vii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of Core FFO as a measure of our performance is limited. Other REITs may calculate Core FFO differently than we do and accordingly, our Core FFO may not be comparable to other REITs’ Core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. EBITDA and Adjusted EBITDA: We believe that earnings before interest, loss on debt extinguishment and modifications, income taxes, and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax expense, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain (loss) on sale / deconsolidation, provision for impairment, other non-core adjustments, net, non-controlling interests, preferred stock dividends, and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain (loss) on sale / deconsolidation, provision for impairment, other non-core adjustments, net, non-controlling interests, preferred stock dividends, and gain on / issuance costs associated with redeemed preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and, accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance. Net Operating Income (NOI) and Cash NOI: Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilities expense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above- and below-market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may calculate NOI and cash NOI differently than we do and, accordingly, our NOI and cash NOI may not be comparable to other REITs’ NOI and cash NOI. NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance. Same–Capital Cash NOI: Same-Capital Cash NOI represents buildings owned as of December 31, 2022 with less than 5% of total rentable square feet under development and excludes buildings that were undergoing, or were expected to undergo, development activities in 2023-2024, buildings classified as held for sale, and buildings sold or contributed to joint ventures for all periods presented (prior period numbers are adjusted to reflect the current same-capital pool). 4Q24 Financial Results 16

Appendix Forward-Looking Statements This information in this presentation contains forward-looking statements within the meaning of the federal securities laws, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Such forward-looking statements include statements relating to: our economic outlook; our expected investment and expansion activity; our joint ventures; the expected benefits and timing of PlatformDIGITAL®; the Data Gravity Index ; Data Gravity Index DGx ; public cloud services spending; the potential impact of artificial intelligence and data regulations; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials; anticipated continued demand for our products and services; our liquidity; demand drivers and economic growth outlook; business drivers; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our product offerings; our connected data communities; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our 2024 backlog; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; lease rollovers and expected rental rate changes; our re-leasing spreads; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; debt maturities; lease maturities; our other expected future financial and other results including guidance, and the assumptions underlying such results; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand; data center expansion plans; estimated kW/MW requirements; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; access to power; market forecasts; projected financial information and covenant metrics; Core FFO run rate and NOI growth; other forward looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; or implied by forward-looking statements include, among others, the following: reduced demand for data centers or decreases in information technology spending; decreased rental rates, increased operating costs or increased vacancy rates; increased competition or available supply of data center space; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; breaches of our obligations or restrictions under our contracts with our customers; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal of leases by customers; our inability to successfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions; global supply chain or procurement disruptions, or increased supply chain costs; the impact from periods of heightened inflation on our costs, such as operating and general and administrative expenses, interest expense and real estate acquisition and construction costs; information security and data privacy breaches; difficulties managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset an epidemic, pandemic, or other global event impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; our inability to attract and retain talent; impact on our operations and on the operations of our customers, suppliers, and business partners; the expected operating performance of anticipated near-term acquisitions and descriptions relating to these expectations; environmental liabilities, risks related to natural disasters and our inability to achieve our sustainability goals; our inability to comply with rules and regulations applicable to our company; Digital Realty Trust, Inc.’s failure to maintain its status as a REIT for federal income tax purposes; Digital Realty Trust, L.P.’s failure to qualify as a partnership for federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws and increases in real property tax rates; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect us. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2023, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Interxion, Turn-Key Flex, Powered Base Building, PlatformDIGITAL, Data Gravity Index, Data Gravity Index DGx, ServiceFabric, AnyScale Colo, and Pervasive Data Center Architecture (PDx),among others, are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries. All other names, trademarks and service marks are the property of their respective owners. 4Q24 Financial Results 17

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 4Q24 Financial Results 18 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended Twelve Months Ended December 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023 FFO available to common stockholders and unitholders -- diluted $ 544,616 $ 483,621 $ 2,027,122 $ 1,915,745 Other non-core revenue adjustments 4,537 (146) (30,339) 26,393 Transaction and integration expenses 11,797 40,226 93,902 84,722 Loss from early extinguishment of debt 2,165 - 5,871 - Severance, equity acceleration and legal expenses 2,346 7,565 6,502 18,054 (Gain) / Loss on FX and derivatives revaluation 7,127 (24,804) 74,464 (39,000) Other non-core expense adjustments 14,229 1,956 37,671 3,905 CFFO available to common stockholders and unitholders -- diluted $ 586,816 $ 508,417 $ 2,215,194 $ 2,009,820 CFFO impact of holding '23 Exchange Rates Constant (318) - 1,732 - Constant Currency CFFO available to common stockholders and unitholders -- diluted $ 586,498 $ 508,417 $ 2,216,926 $ 2,009,820 Diluted CFFO per share and unit $ 1.73 $ 1.63 $ 6.71 $ 6.59 Diluted Constant Currency CFFO per share and unit $ 1.73 $ 1.63 $ 6.72 $ 6.59

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 4Q24 Financial Results 19 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended Twelve Months Ended December 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Net income available to common stockholders $ 179,388 $ 18,122 $ 561,766 $ 908,113 Adjustments: Noncontrolling interests in operating partnership 4,000 410 12,700 20,710 Real estate related depreciation and amortization (1) 445,462 410,167 1,730,059 1,657,239 Depreciation related to non-controlling interests (19,531) (15,377) (64,612) (57,477) Real estate related depreciation and amortization related to investment in unconsolidated joint ventures 49,463 64,833 192,931 177,153 (Gain) on real estate transactions (137,047) 103 (596,904) (908,356) Provision for impairment 22,881 5,363 191,185 118,363 FFO available to common stockholders and unitholders $ 544,616 $ 483,621 $ 2,027,122 $ 1,915,745 Basic FFO per share and unit $ 1.60 $ 1.55 $ 6.15 $ 6.29 Diluted FFO per share and unit $ 1.61 $ 1.53 $ 6.14 $ 6.20 Weighted average common stock and units outstanding Basic 339,442 311,960 329,485 304,651 Diluted 346,756 321,173 337,697 315,113 (1) Real estate related depreciation and amortization was computed as follows: Depreciation and amortization per income statement 455,355 420,475 1,771,798 1,694,859 Non-real estate depreciation (9,894) (10,308) (41,739) (37,619) $ 445,462 $ 410,167 $ 1,730,059 $ 1,657,239 Three Months Ended Twelve Months Ended December 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023 FFO available to common stockholders and unitholders -- basic and diluted $ 544,616 $ 483,621 $ 2,027,122 $ 1,915,745 Weighted average common stock and units outstanding 339,442 311,960 329,485 304,651 Add: Effect of dilutive securities 540 396 413 487 Weighted average common stock and units outstanding -- diluted 339,982 312,356 329,899 305,138

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 4Q24 Financial Results 20 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA (in thousands) (unaudited) Three Months Ended Twelve Months Ended December 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Net income available to common stockholders $ 179,388 $ 18,122 $ 561,766 $ 908,113 Interest 104,742 113,638 452,836 437,741 Loss from early extinguishment of debt 2,165 - 5,871 # - Income tax expense (benefit) 4,928 20,724 54,760 75,579 Depreciation and amortization 455,355 420,475 1,771,797 1,694,859 EBITDA 746,578 572,958 2,847,030 3,116,292 Unconsolidated JV real estate related depreciation & amortization 49,463 64,833 192,931 177,153 Unconsolidated JV interest expense and tax expense 32,255 42,140 129,182 119,801 Severance, equity acceleration and legal expenses 2,346 7,565 6,502 18,054 Transaction and integration expenses 11,797 40,226 93,902 84,722 (Gain) / loss on sale of investments (144,885) 103 (595,825) (900,531) Provision for impairment 22,881 5,363 191,185 118,363 Other non-core adjustments, net 24,539 (35,439) 55,533 (26,192) Noncontrolling interests (3,881) (8,419) (14,163) 1,474 Preferred stock dividends, including undeclared dividends 10,181 10,181 40,724 40,724 .. Adjusted EBITDA $ 751,276 $ 699,509 $ 2,947,001 $ 2,749,859

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 4Q24 Financial Results 21 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Same Capital Cash Net Operating Income (in thousands) (unaudited) Three Months Ended Twelve Months Ended December 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Rental revenues $ 703,083 $ 687,397 $ 2,785,140 $ 2,704,364 Tenant reimbursements - Utilities 226,913 258,932 892,197 1,053,169 Tenant reimbursements - Other 27,884 34,815 120,119 120,184 Interconnection and other 94,051 90,608 372,994 355,495 Total Revenue 1,051,932 1,071,752 4,170,449 4,233,212 Utilities 250,191 301,068 1,020,379 1,203,719 Rental property operating 201,620 175,100 712,962 662,061 Property taxes 34,082 28,385 142,625 122,922 Insurance 4,436 3,460 16,714 15,219 Total Expenses 490,330 508,013 1,892,680 2,003,921 Net Operating Income $ 561,602 $ 563,739 $ 2,277,770 $ 2,229,291 Less: Stabilized straight-line rent $ 9,268 $ 18,726 $ 2,746 $ 15,060 Above and below market rent 380 828 2,838 4,096 Same Capital Cash Net Operating Income $ 551,955 $ 544,185 $ 2,272,186 $ 2,210,134 Same Capital Cash NOI impact of holding '23 Exchange Rates Constant (1,262) - $ (5,543) $ - Constant Currency Same Capital Cash Net Operating Income $ 550,693 $ 544,185 $ 2,266,643 $ 2,210,134 Three Months Ended Twelve Months Ended December 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Total operating revenues $ 1,435,862 $ 1,369,633 $ 5,554,968 $ 5,477,061 less: Proforma disposition adjustment (19,834) (45,859) (113,629) (372,987) plus: Constant currency adjustment (318) - 1,732 - Total operating revenues (as adjusted) $ 1,415,710 $ 1,323,774 $ 5,443,071 $ 5,104,074

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 22 Note: For Quarter ended March 31, 2023. 4Q24 Financial Results Total Debt/Total Enterprise Value QE 03/31/23 Market value of common equity(i) $ 29,272,861 Liquidation value of preferred equity(ii) 755,000 Total GAAP interest expense (including unconsolidated JV interest expense) 113,931 Total debt at balance sheet carrying value 17,875,511 Add: Capitalized interest 26,771 Total Enterprise Value $ 47,903,372 GAAP interest expense plus capitalized interest 140,702 Total debt / total enterprise value 37.3% Debt-plus-preferred-to-total-enterprise-value 38.9% Debt Service Ratio 4.7x (i) Market Value of Common Equity Common shares outstanding 291,299 Common units outstanding 6,462 QE 03/31/23 Total Shares and Partnership Units 297,761 Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges) Stock price as of March 31, 2023 $ 98.31 Market value of common equity $ 29,272,861 GAAP interest expense plus capitalized interest 140,702 Preferred dividends 10,181 (ii) Liquidation value of preferred equity ($25.00 per share) Total fixed charges 150,884 Shares O/S Liquidation Value Series J Preferred 8,000 200,000 Fixed charge ratio 4.4x Series K Preferred 8,400 210,000 Series L Preferred 13,800 345,000 755,000 (iv) QE 03/31/23 Unsecured Debt/Total Debt Net Debt/LQA Adjusted EBITDA QE 03/31/23 Global unsecured revolving credit facility 2,514,202 Total debt at balance sheet carrying value $ 17,875,511 Unsecured term loans 1,542,275 Add: DLR share of unconsolidated joint venture debt 1,123,360 Unsecured senior notes, net of discount 13,258,079 Add: Capital lease obligations, net 335,910 Secured debt, including premiums 560,955 Less: Unrestricted cash (361,380) Capital lease obligations, net 335,910 Net Debt as of March 31, 2023 $ 18,973,401 Total debt at balance sheet carrying value 18,211,421 Net Debt / LQA Adjusted EBITDA(iii) 7.1x Unsecured Debt / Total Debt 96.9% (iii) Adjusted EBITDA Net Debt Plus Preferred/LQA Adjusted EBITDA QE 03/31/23 Net loss available to common stockholders $ 58,547 Total debt at balance sheet carrying value 17,875,511 Interest expense 102,220 Less: Unrestricted cash (361,380) Taxes 21,454 Capital lease obligations, net 335,910 Depreciation and amortization 421,198 DLR share of unconsolidated joint venture debt 1,123,360 EBITDA 603,419 Net Debt as of March 31, 2023 18,973,401 Preferred Liquidation Value (iv) 755,000 Unconsolidated JV real estate related depreciation & amortization 33,719 Net Debt plus preferred 19,728,401 Unconsolidated JV interest expense and tax expense 18,556 Severance accrual and equity acceleration and legal expenses 4,155 Net Debt Plus Preferred/LQA Adjusted EBITDA(iii) 7.4x Transaction and integration expenses 12,267 Other non-core adjustments, net (14,604) Noncontrolling interests 111 Preferred stock dividends, including undeclared dividends 10,181 Adjusted EBITDA $ 667,804 LQA Adjusted EBITDA (Adjusted EBITDA x 4) $ 2,671,214 Debt Service Ratio (LQA Adjusted EBITDA/GAAP interest expense plus capitalized interest and less bridge facility fees)

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 23 Note: For Quarter ended December 31, 2024. 4Q24 Financial Results Total Debt/Total Enterprise Value QE 12/31/24 Market value of common equity(i) $ 60,783,759 Debt Service Ratio (LQA Adjusted EBITDA/GAAP interest expense plus capitalized interest and less bridge facility fees) Liquidation value of preferred equity(ii) 755,000 Total GAAP interest expense (including unconsolidated JV interest expense) 132,481 Total debt at balance sheet carrying value 16,714,377 Add: Capitalized interest 34,442 Total Enterprise Value $ 78,253,136 GAAP interest expense plus capitalized interest 166,923 Total debt / total enterprise value 21.4% Debt-plus-preferred-to-total-enterprise-value 22.3% Debt Service Ratio 4.5x (i) Market Value of Common Equity Common shares outstanding 336,637 Common units outstanding 6,135 QE 12/31/24 Total Shares and Partnership Units 342,772 Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges) Stock price as of December 31, 2024 $ 177.33 Market value of common equity $ 60,783,759 GAAP interest expense plus capitalized interest 166,923 Preferred dividends 10,181 (ii) Liquidation value of preferred equity ($25.00 per share) Total fixed charges 177,104 Shares O/S Liquidation Value Series J Preferred 8,000 200,000 Fixed charge ratio 4.2x Series K Preferred 8,400 210,000 Series L Preferred 13,800 345,000 755,000 (iv) QE 12/31/24 Unsecured Debt/Total Debt Net Debt/LQA Adjusted EBITDA QE 12/31/24 Global unsecured revolving credit facility 1,611,308 Total debt at balance sheet carrying value $ 16,714,377 Unsecured term loans 386,903 Add: DLR share of unconsolidated joint venture debt 1,448,972 Unsecured senior notes, net of discount 13,962,852 Add: Capital lease obligations, net 319,283 Secured debt, including premiums 753,314 Less: Unrestricted cash (4,185,020) Capital lease obligations, net 319,283 Net Debt as of December 31, 2024 $ 14,297,612 Total debt at balance sheet carrying value 17,033,660 Net Debt / LQA Adjusted EBITDA(iii) 4.8x Unsecured Debt / Total Debt 95.6% (iii) Adjusted EBITDA Net Debt Plus Preferred/LQA Adjusted EBITDA QE 12/31/24 Net loss available to common stockholders $ 179,388 Total debt at balance sheet carrying value 16,714,377 Interest expense 104,742 Less: Unrestricted cash (4,185,020) Loss from early extinguishment of debt 2,165 Taxes 4,928 Capital lease obligations, net 319,283 Depreciation and amortization 455,355 DLR share of unconsolidated joint venture debt 1,448,972 EBITDA 746,578 Net Debt as of December 31, 2024 14,297,612 Preferred Liquidation Value (iv) 755,000 Unconsolidated JV real estate related depreciation & amortization 49,463 Net Debt plus preferred 15,052,612 Unconsolidated JV interest expense and tax expense 32,255 Severance accrual and equity acceleration and legal expenses 2,346 Net Debt Plus Preferred/LQA Adjusted EBITDA(iii) 5.0x Transaction and integration expenses 11,797 (Gain) / loss on sale of investments (144,885) Provision for impairment 22,881 Other non-core adjustments, net 24,539 Noncontrolling interests (3,881) Preferred stock dividends 10,181 Adjusted EBITDA $ 751,276 LQA Adjusted EBITDA (Adjusted EBITDA x 4) $ 3,005,105

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